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EXHIBIT 10.7

                                  AIRGAS, INC.
                       1997 STOCK OPTION PLAN, AS AMENDED

          (EFFECTIVE MAY 15, 1997, AND AS AMENDED THROUGH MAY 7, 2002)

         1. Purpose. AIRGAS, INC. (the "Company") hereby adopts the Airgas, Inc. 1997 Stock Option Plan effective May 15, 1997 (the "Plan") as an additional incentive to eligible employees and eligible independent contractors (as determined under Section 3) to enter into or remain in the employ or service of the Company or any Affiliate (as defined below) and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of (a) rights (the "Options") to purchase the Company's Common Stock, par value $0.01 per share (the "Common Stock") or (b) Common Stock subject to conditions of forfeiture (the "Restricted Stock Awards"). Each Option granted under the Plan shall specify whether or not it is intended to be an incentive stock option ("ISO") within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") or a nonstatutory stock option ("NSO") for federal income tax purposes. For purposes of the Plan, the term "Affiliate" shall mean a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of section 424(e) or (f) of the Code.

         2.       Administration.

                  (a) Committee. The Plan shall be administered by the Governance and Compensation Committee designated by the Company's Board of Directors (the "Committee") which shall consist of at least two persons, each of whom is a "non-employee director" as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), and an "outside director" as defined under section 162(m) of the Code (the "Non-Employee Director"). If any Committee member does not qualify as a Non-Employee Director, then such member shall not participate in any way with respect to Committee action under the Plan and shall not be treated as a member of the Committee for purposes of the Plan.

                  (b) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the directors who are members of the Committee and present at a meeting at which there is a quorum or acts approved in writing by the unanimous consent of the directors who are members of the Committee (not counting any director who is an employee for either purpose) shall be the valid acts of the Committee.

                  (c) Grants. The Committee shall from time to time at its discretion direct the Company to grant Options or Restricted Stock Awards pursuant to the terms of the Plan. Subject to the express provisions of the Plan, the Committee shall have plenary authority to determine the persons to whom and the times at which Options or Restricted Stock Awards shall be granted, the number of shares of Common Stock to be granted under an Option or Restricted Stock Award and the price and other terms and conditions thereof, including a specification with respect to whether or not an Option is intended to be an ISO. In making such determinations the Committee may take into account the nature of the person's services and responsibilities, the person's present and potential contribution to the Company's success and such other factors as it may deem relevant. The Committee's interpretation of any provision of the Plan or of any Option or Restricted Stock Award granted under it shall be final, binding and conclusive.

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                  (d)      Exculpation. Each Committee member shall be acting in
the capacity of a director of the Company for the purpose of Article VI of the Company's Certificate of Incorporation in connection with the administration of the Plan or the granting of Options or Restricted Stock Awards under the Plan.

                  (e) Indemnification. Each Committee member shall be entitled to indemnification by the Company in accordance with the provisions and limitations of Article VII of the Company's Bylaws, as the same may be amended from time to time, in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options or Restricted Stock Awards under the Plan in which he may be involved by reason of his being or having been a Committee member, whether or not he continues to be a Committee member at the time of the action, suit or proceeding.

         3. Eligibility. All persons the Company or its Affiliates employ as employees or retain as independent contractors (other than directors who are not employees) who, in the Committee's judgment, hold positions of responsibility or whose performance can have a significant or material effect on the Company's long-term success or achievement of specific objectives shall be eligible to participate (the "Participants"). The Committee, in its sole discretion, shall determine whether an individual qualifies as a Participant. Subject to the Plan's terms and restrictions, a Participant may receive more than one Option or Restricted Stock Award; provided, however, a Participant may not receive Options and Restricted Stock Awards in any one calendar year for more than an aggregate of 1,000,000 Shares. A Participant who is an independent contractor may not receive an Option which is intended to be an ISO.

         4. Available Shares. The aggregate maximum number of shares of the Common Stock for which the Committee may issue Options or Restricted Stock Awards under the Plan is 11,200,000 shares, adjusted as provided in Section 9 (the "Plan Shares" or "Shares"); provided, however, the Committee may not issue more than 1,000,000 Shares as Restricted Stock Awards in the aggregate, and Restricted Stock Awards under this Plan and the Company's 1997 Directors' Stock Option Plan in any calendar year may not exceed 0.5% of the shares of Common Stock issued and outstanding on any date of grant. Plan Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the Company's treasury. If any outstanding Option or Restricted Stock Award granted under the Plan expires, lapses or is terminated for any reason, the Plan Shares allocable to the unexercised portion of such Option or forfeited portion of such Restricted Stock Award may again be the subject of grant pursuant to the Plan.

         5. Term of Plan. The Plan is effective as of May 15, 1997, the date on which it was adopted by the Company's Board of Directors. No Option or Restricted Stock Award granted under the Plan shall be exercisable or nonforfeitable unless the Plan is approved by vote of a majority of the outstanding voting stock of the Company on or before May 15, 1998. No Option or Restricted Stock Award may be granted under the Plan after May 15, 2007.

         6. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written documents (the "Option Documents") in such form or forms as the Committee shall from time to time approve. Option Documents shall comply with and be subject to the terms and conditions set forth below and such other terms and conditions which the Committee shall from time to time specify with respect to a particular Option or Options provided they are not inconsistent with the terms of the Plan. The applicable terms need not be uniform between or among Options.

                  (a) Number of Shares. Each Option Document shall state the number of Shares to which it pertains.

                  (b) Option Price. Each Option Document shall state the price at which Shares under Option may be purchased (the "Option Price"), which shall be at least 100% of the Common Stock's closing price on the

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New York Stock Exchange (or such other exchange as the Committee selects) on the date the Option is granted; provided, however, if an ISO is granted to a Participant who then owns, directly or by attribution under section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price for such ISO shall be at least 110% of the Common Stock's closing price on the date the Option is granted.

                  (c)      Exercisability.

                           (i)      General Rule. Unless the Committee provides
otherwise in an Option Document, each Option granted under the Plan shall be exercisable in cumulative equal installments of 25% of the Shares under Option on each of the first four anniversaries of the date of grant provided the Participant remains an employee of the Company or an Affiliate on such date(s). Further, if a Participant terminates employment due to death, disability, or retirement (as defined below) prior to the date an Option is 100% exercisable, the installment which would become exercisable on the next anniversary shall become exercisable. For the purposes of this Plan, a Participant's employment will be deemed to terminate due to "retirement" if, on his termination date, the Participant is at least age 65 or the sum of the Participant's age and completed years of employment with the Company or an Affiliate measured from his date of hire is at least 75. Except to the limited extent provided in the preceding sentence, the portion of an Option which is exercisable shall be fixed on the Participant's employment termination date. No Option shall be exercisable after its term expires pursuant to subsection 6(e), 6(f) or 6(g).

                           (ii)     Change in Control. If a Change in Control of
the Company (as defined below) occurs, then all Options which both were not exercisable and have not terminated as of the date of such "Change in Control" shall as of such date become immediately exercisable except to the extent the Participant waives such accelerated right to exercise. A "Change in Control" shall be deemed to have taken place upon the date when (A) as a result of a tender offer, stock purchase, other stock acquisition, merger, consolidation, recapitalization, reverse split, sale or transfer of any asset or other transaction any person or group (as such terms are used in and under Section 13(d) of the Exchange Act) other than the Company, any Affiliate, or any employee benefit plan of the Company or an Affiliate, shall become the beneficial owner (as defined in Rule 13-d under the Exchange Act) directly or indirectly of securities of the Company representing more than 20% of the combined voting power of the Company's then outstanding securities; providing, however, that this provision shall not apply to Peter McCausland ("McCausland"), unless and until McCausland, together with all affiliates and associates, becomes the beneficial owner of 30% or more of the combined voting power of the Company's then outstanding securities; (B) stockholders approve the consummation of any merger of the Company or any sale or other disposition of all or substantially all of its assets, if the Company's stockholders immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than 50% of the voting power of the surviving or acquiring corporation; or (C) a change in the majority of the individuals who constitute the Company's Board of Directors occurs during any period of two years for any reason without the approval of at least a majority of directors in office at the beginning of such period.

                  (d) Medium of Payment. A Participant shall pay for Shares under Option (i) in cash, (ii) by certified check payable to the order of the Company, (iii) in shares of the Common Stock held by the Participant for at least six months as of the exercise date, (iv) by a combination of the foregoing, (v) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Shares or of a loan from the broker to the Participant necessary to pay the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise or (vi) by such other mode of payment as the Committee may approve. If payment is made in whole or in part in shares of the Common Stock, then the Participant shall deliver to the Company certificates registered in the name of such Participant representing shares of Common Stock owned by such

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Participant, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery that is not greater than the Option Price of the Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the Participant. Notwithstanding the foregoing, the Committee may impose such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

                  (e) Termination of ISOs. Unless the Committee provides otherwise in an Option Document, an ISO shall not be exercisable after the first to occur of the following:

                           (i)      Term Expiration. Expiration of the term
specified in the Option Document, which shall not exceed ten years from the date of grant or five years from the date of grant if the Participant on the date of grant owns, directly or by attribution under section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                           (ii)     Employment Termination. Expiration of 90
days from the date the Participant's employment with the Company or its Affiliates terminates unless any of subsection 6(e)(iii) - 6(e)(vi) applies;

                           (iii)    Retirement. Expiration of 90 days from the
date the Participant's employment with the Company or its Affiliates terminates due to "retirement";

                           (iv)     Disability. Expiration of one year from the
date the Participant's employment with the Company or its Affiliates terminates if the Participant terminates due to disability (within the meaning of section 22(e)(3) of the Code);

                           (v)      Death. Expiration of the Option term if the
Participant's employment terminates due to death; or

                           (vi)     Forfeiture. The date on which forfeiture
occurs under subsection 6(g).

                  (f) Termination of NSOs. Unless the Committee provides otherwise in an Option Document, an NSO shall not be exercisable after the first to occur of the following:

                           (i)      Term Expiration. Expiration of the term
specified in the Option Document, which shall not exceed ten years from the date of grant;

                           (ii)     Employment Termination Before Death,
Disability or Retirement. Expiration of 90 days from the date the Participant's employment with the Company or its Affiliates terminates for reasons other than death, disability (within the meaning of section 22(e)(3) of the Code) or "retirement"; or

                           (iii)    Forfeiture. The date on which forfeiture
occurs under subsection 6(g).

                  (g) Forfeiture. An Option shall terminate immediately upon a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant has engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service or has disclosed trade secrets or confidential information of the Company or an Affiliate or engaged in competition with the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Participant, upon a determination by the Committee, shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon the Company's refund of the Option Price.

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                  (h)      Transfers. Generally, a Participant may not transfer
any Option granted under the Plan, except that (i) during his lifetime, a Participant may transfer an NSO to a spouse or a lineal ascendant or descendant or a trust for the benefit of such a person or persons or a partnership in which such persons are the only partners, provided the Participant receives no consideration for any such transfer and (ii) at the Participant's death, a Participant may transfer an Option by will or by the laws of descent and distribution. If a transfer occurs under this subsection, the transferred Option shall remain subject to all Plan provisions. A transferee shall be required to furnish proof satisfactory to the Committee of the transfer to him by gift or by will or laws of descent and distribution.

                  (i) Limits on ISOs. Each ISO shall provide that to the extent the aggregate fair market value of Plan Shares with respect to which a Participant may exercise an ISO for the first time during any calendar year under any Company plan exceeds $100,000, then such Option shall be treated as an NSO rather than as an ISO.

                  (j) Other Provisions. The Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

                  (k) Amendment. The Committee shall have the right to amend Option Documents issued to a Participant subject to the Participant's consent.

         7.       Method of Option Exercise.

                  (a) Notice. No Option shall be deemed to have been exercised prior to the Company's receipt of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased.

                  (b) Securities Laws. Each notice of exercise shall (unless the Shares are covered by a then current registration statement under the Securities Act of 1933, as amended (the "Act")), contain the Participant's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Participant has been advised and understands that (A) the Option Shares may not be registered under the Act and may be "restricted securities" within the meaning of Rule 144 under the Act and may be subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Participant any exemption from such registration, and
(iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the foregoing, should the Company be advised by counsel that issuance of Shares should be delayed pending (iv) registration under federal or state securities laws or (v) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Option granted hereunder until either such event in (iv) or (v) has occurred.

                  (c) Brokerage Account. Each notice of exercise may instruct the Company, in such form as the Committee shall prescribe, to deliver Shares upon Option exercise to any registered broker or dealer which the Company approves in lieu of delivery to the Participant.

                  8. Terms and Conditions of Restricted Stock Awards. Restricted Stock Awards made pursuant to the Plan shall be evidenced by written documents (the "Award Documents") in such form or forms as the Committee shall from time to time approve.

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                  (a)      Number of Shares. Subject to Section 4, each Award
Document shall state the number of Shares to which it pertains.

                  (b) Restrictions and Limitations. Each grant shall be subject to such restrictions as the Committee may impose. The applicable restrictions may lapse separately or in combination at such time or times, or in such installments, as the Committee may deem appropriate. In addition, the Committee may impose limits on the Participant's right to vote Shares or receive dividends or distributions on Shares under a Restricted Stock Award until such Shares become nonforfeitable. Each Award Document shall provide that the Participant shall forfeit all forfeitable Shares upon a finding by the Committee that the Participant has engaged in conduct which violates subsection 6(g) and that all forfeitable Shares shall become nonforfeitable upon the occurrence of a Change in Control (as defined in subsection 6(c)(ii)).

                  (c) Legend. Any certificate issued in respect of a Restricted Stock Award shall be registered in the Participant's name and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable under the Plan and Award Document to the covered Shares. In addition, until such time as all restrictions applicable to the Shares lapse, the Committee may provide for the certificate to be held in escrow by an escrow agent which the Committee selects and the Company compensates.

                  (d)      Forfeiture.

                           (i)      General Rule. If a Participant terminates
employment during any restriction period under circumstances which result in a forfeiture of Shares covered by the Restricted Stock Award or any event occurs or fails to occur which results in a forfeiture, the restricted Shares shall revert to the Company. Notwithstanding the foregoing, the Committee may waive any restriction applicable to any Restricted Stock Award whenever the Committee determines that such waiver is in the Company's best interests.

                           (ii)     Forfeiture for Cause. A Participant shall
forfeit all forfeitable Shares covered by a Restricted Stock Award immediately upon a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant has engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service or has disclosed trade secrets or confidential information of the Company or an Affiliate or engaged in competition with the Company or an Affiliate.

                  (e) Transfers. Generally, a Participant may not transfer, assign, alienate, sell, encumber, or pledge Shares under a Restricted Stock Award until they are nonforfeitable and any purported transfer, assignment, alienation, sale, encumbrance or pledge shall be void and unenforceable. Notwithstanding the foregoing, (i) a Participant may transfer forfeitable Shares under a Restricted Stock Award to a spouse or a lineal ascendant or descendant or a trust for the benefit of such a person or persons or a partnership in which such persons are the only partners, provided the Participant receives no consideration for any such transfer and (ii) at the Participant's death, a Participant may transfer forfeitable Shares under a Restricted Stock Award by will or by the laws of descent and distribution. If a permitted transfer occurs under this subsection, the transferred Shares shall remain subject to all Plan provisions and all applicable conditions and restrictions under the Award Document. A transferee shall be required to furnish proof satisfactory to the Committee of the transfer to him by gift or by will or laws of descent and distribution.

                  (f) Securities Laws. Upon the advice of counsel, the Committee may require a Participant to take or defer any action with respect to Shares covered under a Restricted Stock Award which counsel determines is necessary to comply with federal or state securities laws.

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         9.       Adjustments on Changes in Common Stock. The aggregate number of shares and class of shares as to which Options or Restricted Stock Awards may be granted hereunder, the number of Shares covered by each outstanding Option and the Option Price thereof and each Restricted Stock Award shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of Common Stock upon the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section and any such determination by the Committee shall be final, binding and conclusive; provided, however, that no adjustment shall be made which causes an ISO to lose its status as such without the consent of the Participant.

         10. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable or terminate the Plan in full. Nevertheless, the Board of Directors of the Company may not, without obtaining approval by vote of a majority of the outstanding voting stock of the Company within twelve months before or after such action, change the class of individuals eligible to receive grants under the Plan or increase the maximum number of shares of Common Stock as to which Options or Restricted Stock Awards may be granted, except as provided in Section 9 hereof.

         11. Continued Employment. The grant of an Option or a Restricted Stock Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Participant in the employ of the Company or an Affiliate or as a member of the Company's or an Affiliate's Board of Directors or in any other capacity.

         12.      Withholding of Taxes.

                  (a) General Rule. As a condition for the receipt of an Option or Restricted Stock Award, the Participant agrees that the Company (or the Affiliate employing him) may deduct from wages or other amounts payable to him or that he will pay over to the Company any amount necessary to satisfy any federal, state and/or local withholding tax requirements and that the Company shall have the right to take whatever action it deems necessary to protect its interests with respect to tax liabilities resulting from any act or event in connection with the Plan.

                  (b) Payment in Shares. The Participant may elect that the Company satisfy any applicable minimum federal, state and/or local withholding tax requirement by retaining Shares the Company would otherwise transfer to him upon his exercise of an Option or satisfaction of all vesting conditions under a Restricted Stock Award which have a fair market value equal to such withholding requirement. Notwithstanding the foregoing, the Committee may impose such limitations and prohibitions on the use of shares of the Common Stock to satisfy withholding tax requirements as it deems appropriate.

         13. Rules of Interpretation. Regardless of the number and gender specifically used, words used in the Plan shall be deemed and construed to include any other number (singular or plural) and any other gender (masculine, feminine or neuter) as the context indicates is appropriate. Section headings are for convenience only; they form no part of the Plan.

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